Trade payables	12 Months Ended
Dec. 31, 2024
Trade and other current payables [abstract]
Trade payables

29. Trade payables

Trade payables as at December 31, 2024 and 2023 are analysed as follows:

	31/12/24	31/12/23
Invoices received - supplier not part of factoring facility	40,474	38,863
Invoices received - supplier factoring facility	11,670	9,758
Accruals for invoices to be received	14,333	12,267
Total	66,477	60,888

Trade payables mainly represent amounts payable for purchases of goods and services in Italy and abroad.

Trade payables include amounts due to related parties amounting to zero and 75 as at December 31, 2024 and 2023, respectively (see note 45).

The Parent participates in a supply chain finance programme (SCF), also known as 'reverse factoring', under which certain of its suppliers may elect to receive early payment of their invoices from a bank by factoring their receivables from the Parent. Under the arrangement, a bank agrees to pay amounts to a participating supplier in respect of invoices owed by the Parent and receives settlement from the Parent at a later date.

The principal purpose of this programme is to enable the willing suppliers to sell their receivables due from the Parent to a bank before their due date. This also enables the Parent to facilitate efficient payment processing.

The Parent has not derecognised the original liabilities to which the arrangement applies because neither a legal release was obtained nor was the original liability substantially modified on entering into the arrangement. This is because the replacement of the commercial invoice with another debt instrument is not foreseen, nor is the company required to provide guarantees or request the opening of credit lines.

From the Parent’s perspective, the arrangement does not significantly extend payment terms beyond the normal terms agreed with other suppliers that have not elected to participate in the program.

The settlement of trade payables, measured in terms of the average number of days between the invoice date and the payment date, occurs within a timeframe ranging from 90 to 150 days, including payables subject to reverse factoring arrangements.

The Parent, therefore, presents the amounts factored by these suppliers as trade payables because the nature and function of the financial liability remain the same as those of other trade payables but discloses disaggregated amounts in this note. All payables under the SCF program are classified as current as at December 31, 2024 and 2023.

The payments to the bank are included within operating cash flows because they continue to be part of the Group’s normal operating cycle and their principal nature remains operating – i.e., payments for the purchase of goods and services.

Of the invoices received from suppliers and included in the factoring agreement, totaling 11,670 as of December 31, 2024, suppliers had collected a total amount of 5,444 as of the same date.

No significant changes unrelated to cash flows have been identified in the carrying amount of trade payables subject to reverse factoring arrangements.